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                                                                     Exhibit 4



INDEPENDENT AUDITORS' CONSENT

We consent to the use in the Current Report on Form 8-K under the Securities Exchange Act of 1934 of Spanish Broadcasting System, Inc. filed on January 28, 2000, of our reports dated March 3, 2000, and to the incorporation by reference of such reports in Registration Statement No. 333-3240 of Spanish Broadcasting System, Inc. on Form S-3 under the Securities Act of 1933 insofar as such reports relate to the combined financial statements and additional combining information of Primedia Broadcast Group, Inc. and Affiliates for the year ended December 31, 1999.

/s/ DELOITTE & TOUCHE LLP

San Juan, Puerto Rico
March 28, 2000